Fourth Quarter 2017 Earnings Conference Call February 27, 2018 Exhibit 99.02

2 Safe Harbor Statement This presentation includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of the Tax Cuts and Jobs Act of 2017 (“TCJA”); statements regarding expected capital expenditures; and statements regarding expected dividends. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by made by EE with the U.S. Securities and Exchange Commission ("SEC"), and include, but is not limited to: ? The impact of the TCJA and other U.S. tax reform legislation ? Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates ? Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico ? Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability ? Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation ? Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant ? Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs ? The size of our construction program and our ability to complete construction on budget and on time ? Potential delays in our construction schedule due to legal challenges or other reasons ? Costs at Palo Verde Generating Station ? Deregulation and competition in the electric utility industry ? Possible increased costs of compliance with environmental or other laws, regulations and policies ? Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service (“IRS”) or state taxing authorities ? Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets ? Actions by credit rating agencies ? Possible physical or cyber attacks, intrusions or other catastrophic events ? Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein.

3 2017 Accomplishments / Milestones ? On December 18, 2017, obtained a final order from the Public Utility Commission of Texas (PUCT) on our negotiated settlement for the 2017 Texas rate case (Docket No. 46831), which included: ? New rates becoming effective in January 2018, including the surcharge for rates relating back to consumption on or after July 18, 2017 (1) ? Implementing new rates and revising the rate structure for distributed generation customers ? Proactively establishing a mechanism to pass through the tax savings to our Texas customers for the reduction in the federal statutory income tax rate ? Establishing baseline revenue requirements for transmission and distribution investment costs ? Reduced the Texas fixed fuel factor by 19% effective November 1, 2017 ? Issued an all-source request for proposal (RFP) for resources ? Continued growth of customer base at a rate that far exceeds the national average (1) Rates relating back to July 18, 2017 will be collected through a separate 12 month surcharge, which was implemented on January 10, 2018

4 2017 Accomplishments / Milestones (cont.) ? In Q2 2017, increased the annual dividend by $0.10 per share (beyond the annual historical increase of $0.06 per share) ? Completed construction of the Texas Community Solar Facility (3 MW) ? Largest utility-owned community solar project in Texas ? Fully subscribed within one month ? Started construction of the Holloman Air Force Base (HAFB) Solar Facility (5 MW) ? Implemented a 3 year pilot project for demand response ? Received the 2017 Local Employer of Excellence Award (1) (1) EE received the 2017 Local Employer of Excellence Award by Workforce Solutions Borderplex, Inc.

5 2018 Objectives ? Continue evaluation of all-source RFP for resources ? Begin preparation for a general rate case with the New Mexico Public Regulation Commission (NMPRC) (1) ? Publish first sustainability report ? Complete construction and begin operation of the HAFB Solar Facility (5MW) in Q3 2018 ? Anticipate seeking approval for the New Mexico Community Solar Facility (2 MW) and the expansion of the Texas Community Solar Program ? Complete analysis and prepare applications for filing transmission and distribution cost recovery factors (TCRF and DCRF) (2) ? Continue to move towards achieving an annual 55% to 65% dividend payout ratio by 2020 ? Engage regional stakeholders on smart community initiatives, including the possibility of Advanced Metering Infrastructure (AMI) (1) EE is required to file a general rate case no later than July 31, 2019 (2) EE is allowed to start filing applications after January 1, 2019

6 Local Economic Expansion City leaders implemented a plan that provided for future economic expansion and stimulated job growth: Results Capital Improvements – The City offers almost $500 million in Quality of Life Bonds that voters approved in 2012 Downtown Baseball Stadium – The City teamed up with private investors to win a Triple-A franchise and constructed a state- of-the-art Downtown Ballpark Multiple High Rise Renovations and New Construction Projects – The City provided tax incentives that jump-started approximately $1 billion in new high rise construction and downtown renovation projects National Brands – Several national brands enter the El Paso market: Top Golf, Porsche, Ruth’s Chris, Alamo Draft House, among several others Lowest Unemployment Rate in over 40 Years Over 30,000 Jobs Gained 2010 to 2017 Approximately $2 Billion of Economic Growth 2010 to 2016 $5 Billion Increase in Personal Income 2010 to 2016 • Source for Unemployment Numbers - Bureau of Labor Statistics • Source for Economic Numbers – Bureau of Economic Analysis

7 Native System Peak Load Growth CAGR 3.06% ? Native system peak has increased by 67% since 2000 ? EE has set a new peak in 16 out of the past 17 years 800 1,000 1,200 1,400 1,600 1,800 2,000 1,159 1,199 1,282 1,308 1,332 1,376 1,428 1,508 1,524 1,571 1,616 1,714 1,688 1,750 1,766 1,794 1,892 1,935MW’s

8 All-Source Request for Proposals (RFP) ? Issued an all-source RFP on June 30, 2017 for 50 MW of capacity by 2022 and an additional 320 MW of capacity by 2023 ? In October 2017, received proposals for various resource options ? Continue to evaluate the proposals ? Seek regulatory approval as necessary with the PUCT and the NMPRC ? Capital expenditures, summarized on slide 17, are subject to change until a final decision is made and regulatory approvals are obtained

9 Q4 & YTD Financial Results ? Reported Q4 2017 net income of $6.5 million (or $0.16 per share), compared to Q4 2016 net income of $5.7 million (or $0.14 per share) ? Reported YTD 2017 net income of $98.3 million (or $2.42 per share), compared to YTD 2016 net income of $96.8 million (or $2.39 per share)

10 Q4 Key Earnings Drivers Q4 Basic EPS Description December 31, 2016 0.14$ Changes In: Retail non-fuel base revenues 0.14 Increased primarily due to the non-fuel base rate increase approved by the PUCT in the Company's 2017 Texas retail rate case. Approximately $8.8 million of retail non-fuel base revenues for the period from July 18, 2017 through December 31, 2017, which was recognized in the fourth quarter. Effective tax rate 0.03 Decreased primarily due to a reduction in Texas margin taxes resulting from a settlement with the Texas Comptroller of Public Accounts. Depreciation and amortization (0.04) Increased primarily due to increases in plant and increased depreciation and amortization of approximately $0.7 million associated with the 2017 PUCT final order. Palo Verde O&M (0.03) Increased primarily due to reduced employee pension and benefit expenses by Palo Verde in 2016. Taxes other than income taxes (0.02) Increased primarily due to increased property taxes in Texas and Arizona and increased revenue related taxes in Texas. Wheeling revenues (0.02) Decreased primarily due to the expiration of a contract. AFUDC (0.01) Decreased primarily due to a reduction in the AFUDC rate effective January 2017. Other (0.03) Increased primarily due to (i) O&M expenses related to EE's fossil-fuel generating plants and (ii) employee incentive compensation and payroll costs compared to the three months ended December 31, 2016. December 31, 2017 0.16$

11 Q4 Customers and Retail Sales Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 369,949 1.7% 566,229 (0.1)% C&I Small 42,135 1.4% 559,314 1.0% C&I Large 48 (2.0)% 250,747 (4.0)% Public Authorities 5,507 4.1% 365,807 (1.8)% Total Retail 417,639 1.7% 1,742,097 (0.7)% Cooling Degree Days 205 (9.7)% Heating Degree Days 667 (7.0)% (1) Percent change expressed as change in Q4 2017 from Q4 2016

12 Historical Weather Analysis 913 1,030 795 1,097 794 1,007 858 889 717 667 0 200 400 600 800 1000 1200 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 4th Quarter HDD’s vs 10-YR Average 4th Quarter HDD's 10-YR Average 10-YR HDD Average – 877 4th Quarter 2017 HDD’s • 23.9% Below 10-YR Average • 7.0% Below 4th Quarter 2016

13 Capital Requirements and Liquidity ? On December 31, 2017, EE had liquidity of $183.4 million, including cash and cash equivalents of $7.0 million and unused capacity under the revolving credit facility ? Expended $190.3 million for additions to utility plant, net of insurance proceeds, for the twelve months ended December 31, 2017 ? On February 1, 2018, the Board declared a quarterly cash dividend of $0.335 per share of common stock payable on March 30, 2018 to shareholders of record as of the close of business on March 16, 2018

14 Tax Reform Considerations (1) ? The Tax Cuts and Jobs Act of 2017 (TCJA): ? Reduced the federal corporate income tax rate from 35% to 21% ? Discontinued bonus depreciation for regulated utilities ? In 2017, the TCJA had a minimal impact on earnings; however, EE reduced the accumulated deferred tax liability by $298.9 million and created a regulatory liability to offset the reduction ? In Texas, based on the approved final order in the 2017 rate case: ? Recognized the reduction in revenues due to the tax decrease beginning January 1, 2018 ? Anticipate filing a refund tariff with the PUCT, which the Company will ask to be implemented in the first half of 2018 ? The refund tariff will be updated annually until new base rates are implemented in EE’s next general rate case ? In New Mexico, EE is evaluating possible approaches to pass through the tax savings to New Mexico customers (2) ? In 2018, cash flows are anticipated to decrease by approximately $26 million to $31 million (3) (1) Assumptions based on information currently available (2) EE is required to file a general rate case in New Mexico by July 2019 (3) In 2018, the discontinuation of bonus depreciation will be offset by EE’s net operating loss carry forward

15 New Accounting Standards ? Changes to accounting standards will impact volatility and presentation of financial results in 2018: ? Financial Instruments – Overall (Topic 825-10) – unrealized gains and losses on equity securities that currently flow through Accumulated Other Comprehensive Income will be immediately recognized in Net Income ? Revenue from Contracts with Customers (Topic 606) – provides a single revenue recognition model, regardless of industry, which recognizes revenue in an amount that depicts the transfer of goods/services to customers in return for the consideration to which the company is entitled ? Compensation – Retirement Benefits (Topic 715) – requires that current service cost be disaggregated from net benefit cost and presented with compensation, while the other components of net benefit cost are reported outside of operating income. In addition, only the service cost component will be eligible for capitalization

(1) The Company is providing earnings guidance for 2018 with a range of $2.30 to $2.65 per basic share. The guidance assumes normal operations and considers significant variables that may impact earnings, such as weather, expenses, capital expenditures, nuclear decommissioning trust gains/losses, and the impact of the TCJA. The mid-point of the guidance range assumes ten-year average weather (cooling and heating degree days). 16 2018 Earnings Guidance 2017 EPS Actual 2018 EPS Guidance $2.42 $2.65 $2.30 (1) Initiating an earnings guidance range of $2.30 to $2.65 per share (1)

17 Five Year Cash Capital Expenditures $0 $100,000 $200,000 $300,000 $400,000 2018E 2019E 2020E 2021E 2022E 83,775 85,495 128,215 155,078 99,026 36,180 26,572 33,780 32,706 53,614 92,047 90,913 84,120 87,100 75,740 23,991 35,103 31,827 23,405 24,784 Estimated Costs of ~ $1.3 billion (1) (2) Generation Transmission Distribution General $236mm $238mm $278mm $298mm $253mm ($000s) (3) (1) Pending a final decision and regulatory approvals for the all-source RFP for resources; therefore, estimates are subject to change including the acceleration and/or postponement of projects. As a placeholder, the current estimate includes early construction costs for a 320 MW generating resource, to be placed in service in 2023. Projection also includes approximately $13 million of large scale solar (5 MW for HAFB and 2 MW for NM Community). (2) Estimates do not reflect any costs associated with AMI. (3) In the 2017 Texas rate case, EE established baseline revenue requirements for transmission and distribution investment costs and agreed that the first filing for recovery of these costs through the TCRF and DCRF will be on or after January 1, 2019. (3)

18 Q & A

(1) Year end balances exclude CWIP. (2) Excludes ~ $13 million for large scale solar (5 MW for HAFB and 2 MW for NM community). (3) In Texas, the first filing for recovery of T&D investments through the TCRF and DCRF will occur on or after January 1, 2019. (4) Estimates assume legislative changes for TCJA. (5) PV Unit 3 includes ADIT. (6) Represents a pro-forma rate base that is subject to change based on actual rate filings and capital expenditure projections. (7) Total Company rate base as filed in the 2017 Texas rate case (uses a test year ended September 30, 2016). (8) T&D plant additions & depreciation since the 2017 Texas rate case test year ended September 30, 2016. 19 Projected Rate Base and CWIP Pro forma Rate Base Balances ($ in millions) YE 2018 YE 2019 YE 2020 YE 2021 Beginning Rate Base (1) 2,232$ 2,291$ 2,371$ 2,508$ Other Plant Additions (2) (3) 182 195 229 201 Depreciation Expense (95) (100) (105) (110) Change in Deferred Income Taxes & Other (4) (28) (15) 13 18 Additions to Other Rate Base 59 80 137 109 Total Rate Base 2,291 2,371 2,508 2,617 NM Palo Verde Unit 3 Rate Base (5) 35 36 37 37 Total Pro forma Rate Base (6) $2,176 (7) $2,326 $2,407 $2,545 $2,654 Year End CWIP Balances $192 $238 $300 $418 T&D Plant Additions, as included above (3) 240 94 155 128 Depreciation Expense, as included above (3) (65) (30) (32) (34) Total 175 (8) 64 123 94